                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF l934

                              ONI Systems Corp.
                   --------------------------------------
           (Exact name of registrant as specified in its charter)


               Delaware                                   77-0469657
   ---------------------------------                  -----------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

         166 Baypointe Parkway
          San Jose, California                               95134
   ---------------------------------                        -------
(Address of principal executive offices)                   (Zip Code)

If this Form relates to the registration   If this Form relates to the
of a class of securities pursuant to       registration of a class of securities
Section 12(b) of the Exchange Act and      pursuant to Section 12(g) of the
is effective pursuant to General           Exchange Act and is effective
Instruction A.(c), check the following     pursuant to General Instruction
box. [_]                                   A.(d), check the following box. [X]

 Securities Act registration statement file number to which this form relates:


                                  __________


       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                                     ----


       Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $0.0001 par value per share
                   -----------------------------------------
                               (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-32104) as originally filed with the Securities and Exchange Commission on March 10, 2000, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration
-----------------------
Statement, is hereby incorporated by reference in response to this item.

Item 2.  Exhibits.

         The following exhibits are filed herewith or incorporated herein by reference:

          Exhibit
          Number              Exhibit Title or Description
          ------              ----------------------------

          1.01 Form of Underwriting Agreement (incorporated by reference to Exhibit 1.01 to Registrant's registration statement on Form S-1, File No. 333-32104 (the "Registration Statement")).

          3.01 Registrant's Amended and Restated Certificate of Incorporation (incorporated by reference to
                              Exhibit 3.01 to the Registration Statement).

          3.02                Form of Registrant's Second Amended and
                              Restated Articles of Incorporation of the Registrant to be effective upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.02 to the Registration Statement).

          3.03 Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

          4.01 Form of Specimen Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

          4.02 Form of Restated and Amended Investors' Rights Agreement, dated May 1, 2000, by and between certain Investors and Registrant (incorporated by reference to Exhibit 4.02 of the Registration Statement).

          4.03 Voting Agreement portion of Series D Preferred Stock Purchase Agreement, dated as of April 1, 1998, by and between Cisco Systems, Inc. and

                              Registrant (incorporated by reference to Exhibit
                              4.03 of the Registration Statement).

          4.04 Warrant to Purchase Capital Stock held by Venture Lending & Leasing, Inc. (incorporated herein by reference to Exhibit 4.04 of the Registration Statement).

          4.05 Warrant to Purchase Capital Stock held by Venture Lending & Leasing, Inc. (incorporated herein by reference to Exhibit 4.05 of the Registration Statement).

          4.06 Warrant Agreement No. 1 to Purchase Shares of Series B Preferred Stock held by Comdisco, Inc. (incorporated herein by reference to Exhibit 4.06 of the Registration Statement).

          4.07 Warrant Agreement No. 2 to Purchase Shares of Series B Preferred Stock held by Comdisco, Inc. (incorporated herein by reference to Exhibit 4.07 of the Registration Statement).

          4.08 Warrant Agreement No. 3 to Purchase Shares of Series B Preferred Stock held by Comdisco, Inc. (incorporated herein by reference to Exhibit 4.08 of the Registration Statement).

          4.09 Warrant to Purchase Common Stock held by COLT Telecommunications Group plc (incorporated herein by reference to Exhibit 4.09 of the Registration Statement).

          4.10                Warrant to Purchase Common Stock held by FMR
                              Corp. (incorporated herein by reference to Exhibit
                              4.10 of the Registration Statement).

          4.11 Redemption and Purchase Agreement, dated December 22, 1999, by and between Williams Communications, Inc. and Registrant (incorporated by reference to Exhibit 4.11 of the Registration Statement).

          4.12 Warrant to Purchase Common Stock held by Fenwick & West LLP (incorporated herein by reference to Exhibit 4.12 of the Registration Statement).

          4.13 Subscription Agreement, dated March 27, 2000, by and between Internet Initiative Japan Inc. and Registrant and related Regulation S Investor Representation Letter (incorporated by reference to Exhibit 4.13 of the Registration Statement).

          4.14 Subscription Agreement, dated April 27, 2000, by and between CCT Telcom Holdings Limited and Registrant and related Regulation S Investor Representation Letter (incorporated by reference to Exhibit 4.14 of the Registration Statement).

          10.01 Form of Indemnification Agreement (incorporated by reference to Exhibit 10.01 to the Registration Statement).

          10.02 Registrant's 1997 Stock Option Plan, as amended (incorporated herein by reference to Exhibit
                              10.02 of the Registration Statement).

          10.03 Registrant's 1998 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.03 of the Registration Statement).

          10.04 Registrant's 1999 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.04 of the Registration Statement).

          10.05 Registrant's 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.05 of the Registration Statement).

          10.06 Registrant's 2000 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit
                              10.06 of the Registration Statement).

          99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  May 16, 2000         ONI Systems Corp.



                             By:  /s/ Michael A. Dillon
                                -----------------------
                                Michael A. Dillon
                                Vice President, General Counsel and Secretary

                               Index to Exhibits
                               -----------------

          Exhibit
          Number              Exhibit Title or Description
          ------              ----------------------------

          1.01 Form of Underwriting Agreement (incorporated by reference to Exhibit 1.01 to Registrant's registration statement on Form S-1, File No. 333-32104 (the "Registration Statement")).

          3.01 Registrant's Amended and Restated Certificate of Incorporation (incorporated by reference to
                              Exhibit 3.01 to the Registration Statement).

          3.02 Form of Registrant's Second Amended and Restated Articles of Incorporation of the Registrant to be effective upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.02 to the Registration Statement).

          3.03 Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

          4.01 Form of Specimen Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

          4.02 Restated and Amended Investors' Rights Agreement, dated May 1, 2000, by and between certain Investors and Registrant (incorporated by reference to Exhibit 4.02 of the Registration Statement).

          4.03 Voting Agreement portion of Series D Preferred Stock Purchase Agreement, dated as of April 1, 1998, by and between Cisco Systems, Inc. and Registrant (incorporated by reference to Exhibit
                              4.03 of the Registration Statement).

          4.04 Warrant to Purchase Capital Stock held by Venture Lending & Leasing, Inc. (incorporated herein by reference to Exhibit 4.04 of the Registration Statement).

          4.05 Warrant to Purchase Capital Stock held by Venture Lending & Leasing, Inc. (incorporated herein by reference to Exhibit 4.05 of the Registration Statement).

          4.06 Warrant Agreement No. 1 to Purchase Shares of Series B Preferred Stock held by Comdisco, Inc. (incorporated herein by reference to Exhibit 4.06 of the Registration Statement).

          4.07 Warrant Agreement No. 2 to Purchase Shares of Series B Preferred Stock held by Comdisco, Inc. (incorporated herein by reference to Exhibit 4.07 of the Registration Statement).

          4.08 Warrant Agreement No. 3 to Purchase Shares of Series B Preferred Stock held by Comdisco, Inc. (incorporated herein by reference to Exhibit 4.08 of the Registration Statement).

          4.09 Warrant to Purchase Common Stock held by COLT Telecommunications Group plc (incorporated herein by reference to Exhibit 4.09 of the Registration Statement).

          4.10                Warrant to Purchase Common Stock held by FMR Corp.
                              (incorporated herein by reference to Exhibit 4.10 of the Registration Statement).

          4.11                Redemption and Purchase Agreement, dated
                              December 22, 1999, by and between Williams
                              Communications, Inc. and Registrant (incorporated by reference to Exhibit 4.11 of the Registration Statement).

          4.12 Warrant to Purchase Common Stock held by Fenwick & West LLP (incorporated herein by reference to Exhibit 4.12 of the Registration Statement).

          4.13 Subscription Agreement, dated March 27, 2000, by and between Internet Initiative Japan Inc. and Registrant and related Regulation S Investor Representation Letter (incorporated by reference to Exhibit 4.13 of the Registration Statement).

          4.14 Subscription Agreement, dated April 27, 2000, by and between CCT Telecom Holdings Limited and Registrant and related Regulation S Investor

                              Representation Letter (incorporated by reference to Exhibit 4.14 of the Registration Statement).

          10.01 Form of Indemnification Agreement (incorporated by reference to Exhibit 10.01 to the Registration Statement).

          10.02 Registrant's 1997 Stock Option Plan, as amended (incorporated herein by reference to Exhibit
                              10.02 of the Registration Statement).

          10.03 Registrant's 1998 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.03 of the Registration Statement).

          10.04 Registrant's 1999 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.04 of the Registration Statement).

          10.05 Registrant's 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.05 of the Registration Statement).

          10.06 Registrant's 2000 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit
                              10.06 of the Registration Statement).

          99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.